UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2014

Health Revenue Assurance Holdings, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	333-173039	99-0363866
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8551 W. Sunrise Boulevard, Suite 304 Plantation, Florida	33322
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 954-472-2340

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2014, Health Revenue Assurance Holdings, Inc. appointed Gina Hicks as its interim Chief Financial Officer.  From March 2011 until October 2013, Ms. Hicks served as the Vice President of Finance and Financial Reporting of MeetMe, Inc. (NASDAQ: MEET), a social network for meeting new people both on the web and on mobile platform.  Prior to that Ms. Hicks was an independent consultant providing accounting, consulting and business advisory services. Ms. Hicks is a Certified Public Accountant in the State of Florida.  Ms. Hicks is 50 years old.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH REVENUE ASSURANCE HOLDINGS, INC.

Date: May 5, 2014	By:	/s/ Todd Willis
	Name:	Todd Willis
	Title:	Chief Executive Officer